Exhibit 10.23

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL TO THE REGISTRANT AND (II) WOULD BE COMPETITIVELY HARMFUL TO THE REGISTRANT IF PUBLICLY DISCLOSED. REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY [***].

____________________________________________

Patent License Agreement

____________________________________________

by and between

Panoptes Pharma Ges. m. b. H. in Gründung

and

4SC Discovery GmbH

2nd July 2013

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THIS License Agreement is entered into effect as of 2nd July 2013 ("Effective Date") BETWEEN:

(1)	Panoptes Pharma Ges. m. b. H. in Gründung, Dr. Obermayr, Dr. Sperl; Stauraczgasse 7/15, 1050 Vienna, Austria,

("LICENSOR");

and

(2)	4SC Discovery GmbH, Am Klopferspitz 19a, 82152 Planegg-Martinsried, Germany,

("LICENSEE").

RECITALS:

(A)	LICENSOR has been founded to develop and commercialize the compound PP-001 (formerly SC53842) for certain eye diseases.

(B)	LICENSEE is co-founder of LICENSOR.

(C)	LICENSEE has assigned to LICENSOR certain know-how and patent rights to enable LICENSOR to develop and commercialize PP-001 in a separate Assignment Agreement.

(D)	LICENSOR is willing to grant LICENSEE a defined license to that certain know-how and patent rights that have been assigned to LICENSOR by LICENSEE in accordance with the Assignment Agreement (as defined below) to protect certain of LICENSEE’s business interests.

(E)	NOW, THEREFORE, LICENSEE and LICENSOR hereby agree as follows:

1.	Definitions

For purposes of this Agreement, the following terms shall have the following meanings:

1.1	"Affiliate" shall mean and include in relation to each Party, any person, firm, corporation or other entity: (i) if at least fifty percent (50%) of the voting stock or other equity interest thereof is owned, directly or indirectly, by that Party; (ii) which owns, directly or indirectly, at least fifty percent (50%) of the voting stock or other equity interest of that Party; or (iii) if at least fifty percent (50%) of the voting stock or other equity interest thereof is owned, directly or indirectly, by a person, firm, corporation or other entity that owns, directly or indirectly, at least fifty percent (50%) of the voting stock or other equity interest of that Party provided, however, that Santo Holding (Deutschland) GmbH, a financial investor in LICENSOR, and any affiliates of Santo Holding (Deutschland) GmbH shall not be considered Affiliates for purposes of this Agreement.

1.2	"Agreement" shall mean this License Agreement and all Exhibits attached hereto, and the terms "herein", "hereunder", "hereto" and such similar expressions shall refer to this Agreement.

1.3	"Assignment Agreement" shall mean the Patent and Know How Assignment Agreement between the Parties that came into effect on 2nd July 2013.

1.4	“Closing Date” of this Agreement shall mean the date when all of the following conditions have been met:

(a)	Foundation of LICENSOR as evidenced by a notary public and

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(b)	signing of a shareholder agreement between the founding shareholders 4SC, Dr. Stefan Sperl, Dr. Franz Obermayr and Dr. Bernd Mühlenweg and

(c)	nomination of Dr. Franz Obermayr and Dr. Stefan Sperl as managing directors of LICENSOR and

(d)	closing of the Assignment Agreement as described therein and

(e)	approval of this Agreement by the shareholders of LICENSOR and

(f)	obtaining a written statement by [***] that all conditions according to their letter dated March 07, 2013 have been fulfilled and that LICENSOR will be funded with [***] € and

(g)	issuance of a letter by LICENSOR to LICENSEE indicating that all of the conditions according to this Section 1.4 have been met, and also indicating the Closing Date.

1.5	"Compound" shall mean PP-001 and/or any other substance and/or therapeutic product covered by the Licensed Patent Rights.

1.6	"Confidential Information" shall mean and include all know how including the Licensed Know How, data and information, not in the public domain, relating to Compound and the business, affairs, research and development activities, products, results of clinical trials, national and multinational regulatory proceedings and affairs, finances, plans, contractual relationships and operations of the Parties. Confidential Information shall also include the existence and terms of this Agreement.

1.7	"Effective Date" of this Agreement shall mean the date in the recitals.

1.8	“Field” shall mean the indications rheumatoid arthritis (ICD-10: M05 – M06) and inflammatory bowel disease (including Crohn's disease (ICD-10: K50) and ulcerative colitis (ICD-10: K51)).

1.9	"Licensed Know How" shall include all specifications, results and reports of clinical studies and all other documentation containing or embodying any data, including pre-clinical, clinical and CMC data relating to the application for regulatory approval for the Compound, and registration dossiers to the extent owned by LICENSOR as of the Closing Date. Licensed Know How shall further include all proprietary information, inventions, documents and materials (whether patentable or unpatentable), which relate to the Compound, their formulations and dosage forms. Without limiting the generality of the definition set forth in this Section 1.9, the Licensed Know How as of the Effective Date is described in more detail in Exhibit 1.9 hereto.

1.10	"Licensed Patent Rights" shall mean any and all rights, as of the Closing Date and in future, in (i) the patent applications listed in Exhibit 1.10 hereto, (ii) any and all patent applications which claim priority of the patent applications listed in Exhibit 1.10 hereto, (iii) any and all patents granted pursuant to the patent applications referred to in (i) and (ii) above, (iv) any and all reissues, substitutions, continuations, divisions, continuation-in-part applications, as well as patents granted on the aforementioned, based on and including any subject matter claimed in any of the aforementioned patent applications and/ or patents, and (v) any and all extensions of term of the patents referred to in (iii) and (iv) above (including but not limited to supplementary protection certificates). Hereunder, “patent” shall be inclusive of intellectual rights assets conferring similar rights as a patent, such as utility models.

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1.11	"Net Sales" shall be calculated in accordance with international financial reporting standards (IFRS) and shall mean with respect to any Compound, the gross invoiced sales of such Compound by LICENSEE in the Field in the Territory, less the following amounts actually deducted or allowed:

(a)	[***];

(b)	[***];

(c)	[***];

(d)	[***]; and

(e)	[***].

1.12	"Party" or "Parties" shall mean LICENSOR or LICENSEE, or LICENSOR and LICENSEE, whichever the context admits.

1.13	“PP-001” shall mean the chemical compound 3-(2,3,5,6-Tetrafluoro-3`-(trifluoromethoxy) biphenyl-4-ylcarbamoyl)thiophene-2-carboxylic acid which was formerly developed by LICENSEE under the name of SC53842.

1.14	“Royalty Term" shall mean, on a country-by-country and Compound-by-Compound basis, the period of time beginning upon the date of first commercial sale of a Compound in that country, and ending upon the later to occur of (i) the expiration of the last Valid Claim of a Licensed Patent Right covering such Compound in such country, or (ii) ten (10) years from the first commercial sale of the Compound in such country.

1.15	"Territory" shall mean the entire world.

1.16	"Third Party" shall mean any other party that is independent from LICENSOR and its Affiliates and LICENSEE and its Affiliates.

1.17	"Valid Claim" shall mean any claim of an issued and unexpired Licensed Patent Right, which has not been held unenforceable or invalid by a court or other governmental agency of competent jurisdiction in a decision that is not appealed or cannot be appealed, and which has not been disclaimed or admitted to be invalid or unenforceable through reissue or otherwise; as well as any pending claim in a pending patent application within the Licensed Patent Rights.

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2.	Licensing of the Licensed Patent Rights and the Licensed Know How

2.1	Subject to the terms of this Agreement, LICENSOR hereby grants to LICENSEE as of the Closing Date and LICENSEE hereby accepts, the exclusive (even as to Licensor), perpetual and irrevocable (subject to Sections 2.4 and 3.1) license under and to the Licensed Know How and Licensed Patent Rights in order to develop and/or commercialize the Compounds within the Field in the Territory

2.2	LICENSOR shall execute all documents, give all declarations regarding the licenses granted hereunder and reasonably cooperate with LICENSEE at the costs of LICENSEE to the extent such documents, declarations and/or cooperation are required for the recordation or registration of the license granted hereunder at competent patent offices in the Territory.

2.3	Except as expressly set forth therein, LICENSOR grants no other right or license under, and reserves all right, title and interest in and to the Licensed Know How and Licensed Patent Rights. LICENSOR reserves all rights not explicitly granted herein.

2.4	LICENSOR may at any time, but in no case earlier than [***] years after the Closing Date, request in writing that LICENSOR may buy back from LICENSEE the license granted under this Agreement to LICENSEE. If LICENSOR makes such request to LICENSEE then LICENSEE agrees to consider such request in good faith and to enter into appropriate negotiations with LICENSOR about the price to buy back the license contemplated under this Agreement.

2.5	Future improvements, technology or proprietary information relating to the Licensed Know How and Licensed Patent Rights reduced to practice by either Party shall be exchanged between the Parties if requested by any Party (but not more than twice per year).

3.	Payments

3.1	In consideration for the license to the Licensed Know How and Licensed Patent Rights under this Agreement, LICENSEE agrees to pay to LICENSOR net as follows:

i.	Milestone payment for reaching the following development events within the Field

Milestone	Amount in € (million)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

ii.	Independently from the milestone payments as set forth under 3.1(i), LICENSEE shall pay to LICENSOR a running royalty rate of [***] % ([***] percent) on Net Sales during the applicable Royalty Term.

In the event that in a country in the Field in the Territory, as documented by an independent Third Party market research firm, one or more generic products with respect to Compound are sold by any person or entity other than LICENSEE and the sales of such generic product in such country during a calendar year are in the aggregate (on a unit equivalent basis) more than [***] percent ([***] %) of the entire combined market for such Compound and such generic product in such country during such calendar year, then the applicable royalty rate set forth in this section 3.1(ii) shall be reduced by [***] percent ([***] %) for that particular country; provided however that royalties already paid by LICENSEE shall not be reimbursed by LICENSOR.

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Upon the expiration of the applicable Royalty Term, the license under Section 2.1 in the applicable country will become fully-paid for the applicable Compound. These financial terms are explicit and exclude any future cost sharing.

3.2	LICENSEE will inform LICENSOR within [***] days after it has met any milestone that triggers a payment under Section 3.1(i) and will pay the resulting amount to LICENSOR within [***] days after meeting such milestone.

3.3	Running royalties payable by LICENSEE under Section 3.1(ii) shall be payable on a [***] basis, within [***] days after the end of each [***], based upon the aggregate Net Sales during such [***]. Only one royalty payment shall be due on Net Sales even though the sale or use of the Compound may be covered by more than one Licensed Patent Rights or item of Licensed Know How in a country.

3.4	At the request of either Party, the Parties shall meet and confer in good faith with respect to which, if any, invoices shall be issued by LICENSOR to LICENSEE in connection with payments owed by the paying party to the payment receiving party under this Section 3.

3.5	Each royalty payment hereunder shall be accompanied by a statement in sufficient detail to allow for the calculation of royalties due hereunder, including by showing, to the extent possible, country-by-country and broken out by month (v) invoiced sales and Net Sales, (w) the number of units of Compound sold in such country during such calendar quarter and the country(ies) in which such Compound was manufactured, (x) a detailed breakdown of any deductions from the invoiced sales to obtain Net Sales (y) the amount of royalties due on such Net Sales, and (z) for the entire applicable territory, the aggregated annual Net Sales to date.

3.6	All payments to be made by LICENSEE under this Section 3 are fully-earned, non-refundable, non-creditable and non-cancelable upon expiry or termination of this Agreement for any reason whatsoever. Nothing in this Section 3.6 shall be deemed to limit either Party's right to claim damages against the other Party in case of breach of this Agreement or for other causes of action or inaction.

3.7	Payment Terms.

(a)	All payments by LICENSEE to LICENSOR under this Section 3 shall be made in Euros, free of bank charges, transfer fees or similar charges. LICENSOR will inform LICENSEE about its account details in sufficient time to allow a timely payment by LICENSEE. In case LICENSOR does not inform LICENSEE in a timely manner then LICENSEE shall not be obliged to pay interest according to Section 3.7(d) until [***] days after receipt of the bank account of LICENSOR.

(b)	All payments by one Party to the other shall be made in full, without any deductions (subject to section 3.7(e) below), and are exclusive of value added taxes, which shall, if applicable, be invoiced separately.

(c)	If any Net Sale are received in any currency other than Euro, for purposes of calculating the payment payable to LICENSOR, such Net Sales shall be converted into Euros at the conversion rate as quoted by the European Central Bank on the last business day of the calendar month in which such Net Sales were received by LICENSEE.

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(d)	If LICENSEE fails to make a timely payment pursuant to the terms of this Agreement, LICENSOR shall provide written notice of such failure to LICENSEE and interest shall accrue on the past due amount starting on the date of such notice at the [***] rate, plus [***] percent per annum, computed for the actual number of days after the date of such notice that the payment was past due and calculated on a daily basis.

(e)	For all payments to be made under this section 3, LICENSEE shall withhold taxes and other duties payable under applicable Laws and Regulations and shall forward such retained payments to the competent tax authorities, however, only if all of the following conditions are met:

(i)	the respective tax is an income tax and no use tax, franchise tax, sales tax or other tax; and

(ii)	LICENSOR is the debtor of such income taxes under applicable laws and regulations; and

(iii)	LICENSEE is required by laws and regulations to withhold the tax and to forward such tax to the competent tax authorities; and

(iv)	LICENSEE provides LICENSOR a tax certificate of withheld and paid taxes.

LICENSEE shall reasonably assist LICENSOR in obtaining relief or exemption from any tax on all of the amounts and royalties under any applicable tax treaty.

(f)	All other taxes and duties payable hereunder shall be paid by LICENSEE.

3.8	Book Keeping and Auditing. Until the expiration of LICENSEE’s obligations to make payments under this Agreement and for a term of [***] years thereafter, LICENSEE shall maintain complete and accurate books and records of account, in accordance with generally accepted account principles, of all transactions and other business activities under this Agreement, sufficient to confirm the accuracy of all reports and payments furnished by LICENSEE to LICENSOR under this Section 3. Upon LICENSOR’s reasonable written notice to LICENSEE, during normal business hours and not more than once every calendar year, a certified public accountant designated by LICENSOR and reasonably acceptable to LICENSEE shall have the right to audit such books and records of account of LICENSEE (provided always that such certified public accountant enters into an appropriate confidentiality agreement with LICENSEE), in order to confirm the accuracy and completeness of all such reports and all such payments; provided that, the LICENSOR may only audit transactions that occurred within the [***] years immediately prior to the date of the audit. Such certified public accountant may disclose to LICENSOR only whether such reports and payments are correct or incorrect and the specific details concerning any discrepancies. No other information shall be provided to LICENSOR. LICENSOR shall bear all costs and expenses incurred in connection with any such audit; provided, however, that if any such audit reveals a variance of [***] percent ([***]%) or more between the amount of payments actually due and the amount of payments made to LICENSOR in any calendar quarter, then, in addition to paying the full amount of such underpayment, plus accrued interest, LICENSEE shall reimburse LICENSOR’s reasonable out-of-pocket costs and expenses incurred in conducting such audit.

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4.	Prosecution, Maintenance and Defence of the Licensed Patent Rights

4.1	LICENSOR shall be responsible to prosecute and maintain the Licensed Patent Rights.

4.2	If either LICENSOR or LICENSEE becomes aware of any infringement of any issued patent within the Licensed Patent Rights in the Territory in the Field, it will promptly notify the other Party to that effect. LICENSOR shall at its costs have the first right to take actions, in the courts, administrative agencies, or otherwise, including a settlement, to prevent or enjoin any and all such infringements and other unauthorized uses of the Licensed Patent Rights in the Field in the Territory.

4.3	LICENSEE shall take no action with respect to any such infringement or unauthorized use of Licensed Patent Rights, without the prior written authorization of LICENSOR; provided, however, that Licensee shall provide at the reasonable request and at LICENSOR’s cost such assistance as LICENSOR shall reasonably request in connection with any action to prevent or enjoin any such infringement or unauthorized use of any of Licensed Patent Rights in the Field in the Territory. In the event Licensor is unable or unwilling to sue the alleged infringer in the Territory within (i) [***] days of the date of notice of such infringement, or (ii) [***] days before the time limit, if any, set forth in applicable laws and regulations for the filing of such actions, whichever comes first, LICENSEE may, but shall not be obligated to, take such action as LICENSEE may deem appropriate to prevent, enjoin or otherwise address the alleged infringement or threatened infringement of a Licensed Patent Right in the Field in the Territory. In such event, LICENSEE shall act at its own expense, and LICENSOR shall co-operate reasonably with LICENSEE, at the expense of LICENSEE in prosecuting such action. Any recovery obtained as a result of any proceeding against a Third Party infringer in the Field in the Territory shall be allocated as follows:

(a)	the recovery shall first be used to reimburse each Party for all litigation costs in connection with such litigation paid by that Party; and

(b)	each Party shall receive [***] percent ([***]%) of any recovery remaining after payment of the amounts specified in clause (i) above; provided that, if LICENSOR is unwilling or unable to prosecute such action and LICENSEE elects to prosecute such action, LICENSEE shall receive [***] percent ([***]%) of any recovery remaining after payment of the amounts specified in clause (i) above.

(c)	For the avoidance of doubt, any right for LICENSEE to take action under this Section 4.3 is limited to the Field in the Territory.

4.4	Each Party shall promptly notify the other in writing (i) of any suspected or threatened infringement of a Licensed Patent Rights by a Third Party in the Field in the Territory, (ii) of any known or suspected unauthorized use or misappropriation by a Third Party of any Licensed Patent Rights in the Field in the Territory, and (iii) of any assertion or claim of alleged patent infringement by LICENSEE with respect to the exploitation of the Compounds in the Field in the Territory, and shall provide the other Party with all evidence in its possession that tends to prove the Third Party infringement or unauthorized use or misappropriation described in clauses (i) or (ii); or that tends to negate the alleged infringement described in clause (iii); in the case of each of clauses (i), (ii) and (iii), to the extent such Party becomes aware of it. The Parties shall promptly advise the other Party of any events outside the Field in the Territory of which it becomes aware that may have a material bearing on the validity or enforceability of the Licensed Patent Rights in the Field in the Territory.

4.5	If the development, commercialization or other exploitation of the Licensed Patent Rights is alleged by a Third Party to infringe a Third Party's patent right in the Field in the Territory or in a certain country of the Territory, the Party becoming aware of such allegation shall promptly notify the other Party.

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5.	Confidential Information

5.1	All Confidential Information disclosed, revealed or otherwise made available by one Party ("Disclosing Party") to the other Party ("Receiving Party") under, or as a result of, this Agreement is furnished to the Receiving Party solely to permit the Receiving Party to exercise its rights, and perform its obligations, under this Agreement. The Receiving Party shall not use any of the Disclosing Party's Confidential Information for any other purpose, and shall not disclose, reveal or otherwise make any of the Disclosing Party's Confidential Information available to any other person, firm, corporation or other entity, without the prior written authorization of the Disclosing Party. For the avoidance of doubt, this provision shall not restrict LICENSEE's right to use, exploit and disclose the Licensed Know How as stipulated in above section 2.1.

5.2	In furtherance of the Receiving Party's obligations under Section 5.1 hereof, the Receiving Party shall take all appropriate steps, and shall implement all appropriate safeguards, to prevent the unauthorized use or disclosure of any of the Disclosing Party's Confidential Information. Without limiting the generality of this Section 5.2, the Receiving Party shall disclose any of the Disclosing Party's Confidential Information only to those of its officers, employees, directors, consultants, Licensees, (sub)licensees, other representatives and financial investors that have a need to know the Disclosing Party's Confidential Information, in order for the Receiving Party to exercise its rights and perform its obligations under this Agreement, and only if such officers, employees, directors, consultants, Licensees, (sub)licensees, other representatives and financial investors have executed appropriate non-disclosure agreements containing substantially similar terms regarding confidentiality as those set out in this Agreement or are otherwise bound by obligations of confidentiality effectively prohibiting the unauthorized use or disclosure of the Disclosing Party's Confidential Information. The Receiving Party shall furnish the Disclosing Party with immediate written notice of any unauthorized use or disclosure of any of the Disclosing Party's Confidential Information by any officers, employees, directors, consultants, Licensees, (sub)licensees, other representatives and financial investors of the Receiving Party, and shall take all actions that the Disclosing Party reasonably requests in order to prevent any further unauthorized use or disclosure of the Disclosing Party's Confidential Information.

5.3	The Receiving Party's obligations under Sections 5.1 and 5.2 hereof shall not apply to the extent that any of the Disclosing Party's Confidential Information:

(a)	passes into the public domain, or becomes generally available to the public through no fault of the Receiving Party;

(b)	was known to the Receiving Party prior to disclosure hereunder by the Disclosing Party;

(c)	is disclosed, revealed or otherwise made available to the Receiving Party by a Third Party that is under no obligation of non-disclosure and/or non-use to the Disclosing Party; or

(d)	is required to be disclosed under applicable law; provided, however, that the Receiving Party shall furnish the Disclosing Party's with as much prior written notice of such disclosure requirement as reasonably practicable, so as to permit the Disclosing Party, in its sole discretion, to take appropriate action, including seeking a protective order, in order to prevent the Disclosing Party's Confidential Information from passing into the public domain or becoming generally available to the public.

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5.4	The obligation of confidentiality with respect to any Confidential Information other than Licensed Know How shall remain in effect for a term of [***] years after the Effective Date, provided that LICENSEE is entitled to limit such term to a minimum term of [***] years if LICENSEE is unable to agree on a [***] years term with a potential licensee of the Licensed Patent Rights and the Licensed Know How. LICENSOR's obligation of confidentiality with respect to Licensed Know How is not limited in time and is subject only to Section 5.3 above.

6.	Warranties and Liabilities

6.1	LICENSOR warrants and represents to LICENSEE that in all cases as of the Closing Date:

(a)	it owns the entire right, title and interest in the Licensed Patent Rights and the Licensed Know How, and has the full power, right and authority to enter into this Agreement, to license the Licensed Patent Rights and the Licensed Know How to LICENSEE pursuant to Section 2.1;

(b)	to the best of its knowledge the Licensed Patent Rights and the Licensed Know How are free of any encumbrances;

(c)	to the best of its knowledge it has not granted licenses or similar rights for co-development or development or commercialization or co-marketing or other exploitation to Third Parties;

(d)	subject only to Exhibit 6.1 hereto, it has no knowledge from which it can be inferred that the Licensed Patent Rights are invalid or that the use of the Licensed Patent Rights and the Licensed Know How would infringe any patent rights or other intellectual property rights of Third Parties or that the Licensed Patent Rights and the Licensed Know How do not infringe any patent rights of LICENSOR or its Affiliates.

6.2	Any new knowledge of LICENSOR between the Effective Date and the Closing Date relating to the warranties and representations by LICENSOR in accordance to Section 6.1 shall be disclosed to LICENSEE without undue delay. In the event that this new knowledge materially adversely affects the warranties and representations by LICENSOR in accordance to Section 6.1 LICENSEE shall have the right, in its sole discretion, to terminate this Agreement including all obligations of LICENSOR and all rights of LICENSEE set forth in this Agreement.

6.3	LICENSOR makes no representation or warranty and specifically disclaims any guarantee that the development of Compounds will be successful, in whole or in part, or that the Licensed Patent Rights and the Licensed Know How will be suitable for commercialization. Other than as set out in Section 6.1, LICENSOR expressly disclaims any warranties or conditions, express, implied, statutory or otherwise with respect to the Licensed Patent Rights and the Licensed Know How, including without limitation, any warranty or merchantability of fitness for a particular purpose.

6.4	LICENSEE warrants and represents to LICENSOR that in all cases as of the Closing Date:

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(a)	it is a corporation or entity duly organized and validly existing under the laws of the state or other jurisdiction of its incorporation or formation;

(b)	the execution, delivery and performance of this Agreement does not conflict with any other agreement by which it is bound, and has been duly authorized by all requisite corporate or shareholder action and approval and does not require any third party consent or authorization in connections with the execution and consummation of this Agreement;

(c)	it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and

(d)	its activities under this Agreement do not violate in a material way or with material consequences any applicable laws and shall continue to do so throughout the term of this Agreement.

7.	TERM AND TERMINATION

7.1	This Agreement will become effective on the Effective Date and will expire on a country by country basis with the expiry of the royalty payments obligations under Section 3.1(ii) above (the “Term”). Upon its expiration in accordance with this Section, the rights granted under Section 2.1 shall in the respective country become irrevocable, perpetual and fully paid up, unless this Agreement is terminated prematurely pursuant to Sections 6.2 or under this Section 7.

7.2	Ordinary Termination by LICENSEE. LICENSEE shall be entitled to terminate this License Agreement at any time for any and no reason upon [***] days prior written notice.

7.3	Extraordinary Termination for Breach. In the event that either Party (the "Breaching Party") commits a material breach or default of any of its obligations hereunder, the other Party hereto (the "Non-Breaching Party") may give the Breaching Party written notice of such material breach or default, and shall request that such material breach or default be cured as soon as reasonably practicable. In the event that the Breaching Party fails to cure such breach or default within [***] days after the date of the Non-Breaching Party's notice thereof (in the event of default of payment within [***] days after the date of the Non-Breaching Party's notice), the Non-Breaching Party may submit the matter to arbitration in accordance with Section 8.3. If the Breaching Party fails to cure such non-fulfilment as determined by the arbitration award within the time period set forth in the arbitration award, or if no such time period is stated within [***] days following the arbitration award, the Non-Breaching Party may terminate this Agreement with immediate effect. Termination of this Agreement in accordance with this Section 7.3 shall not affect or impair the Non-Breaching Party's right to pursue any legal remedy, including, but not limited to, the right to recover damages, for any harm suffered or incurred by the Non-Breaching Party as a result of such breach or default.

7.4	Upon termination under Section 7.3:

(a)	LICENSEE’s license shall immediately lapse with respect to the Field in the Territory;

(b)	Immediately upon the termination of this Agreement, LICENSEE shall cease all development, commercialization and sale of the Compounds under the license granted hereunder in the Field in the Territory provided, however, that LICENSEE shall have the right to distribute and sell its existing inventory of the Compounds in the Field and in the Territory subject to LICENSEE's continuing obligation to pay royalties with respect to the Net Sales derived from the distribution and sale of such existing inventory of the Compounds.

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7.5	Expiry or termination of this Agreement for any reason whatsoever shall not relieve LICENSEE of its obligations to pay all royalties and other amounts payable to LICENSOR which have accrued prior to, but remain unpaid as of, the date of expiry or termination hereof, or which accrue thereafter, in accordance with Section 7.4(b).

7.6	Sections 5, 6, 7 and 8 shall survive any termination of this Agreement. In addition, Section 3 shall survive to the extent necessary for LICENSEE to fulfil its obligations under Section 7.4(b).

8.	Miscellaneous

8.1	All notices, reports and other communications between the Parties under this Agreement shall be sent by registered air mail, postage prepaid and return receipt requested, by international air courier, or by facsimile, with a confirmation copy sent by registered air mail or international air courier, addressed as follows:

To LICENSOR	Panoptes Pharma Ges. m. b. H. in Gründung
Attention: Dr. Obermayr, Dr. Sperl
Stauraczgasse 7/15,
1050 Vienna
Austria

To LICENSEE	4SC Discovery GmbH
Attention: Managing Director
Am Klopferspitz 19a
82152 Martinsried
Germany

8.2	This Agreement shall be governed by, and interpreted in accordance with the laws of Germany. The validity of the intellectual property rights shall be subject to an evaluation under the law of the country in which the intellectual property rights were applied for or have been issued.

8.3	Any dispute relating to the validity, performance, construction or interpretation of this Agreement which cannot be resolved amicably between the Parties shall be submitted to binding arbitration, to be held in Munich, Germany, in accordance with the Arbitration Rules of the Deutsche Institution für Schiedsgerichtsbarkeit e.V. The decision of the arbitrators in any arbitration proceeding between the Parties under this Section 8.3 shall be: (i) in writing, stating the reasons therefor; (ii) based solely on the terms and conditions of this Agreement, as interpreted in accordance with the laws of the Federal Republic of Germany; (iii) final and binding upon the Parties; and (iv) enforceable in any court of competent jurisdiction. The Parties agree that this Agreement shall be construed and interpreted in its English version only. Any translation of this Agreement into another language shall be for convenience only and shall not be used to construe and interpret this Agreement.

8.4	If any provision of this Agreement is determined by any court or administrative tribunal of competent jurisdiction to be invalid or unenforceable under applicable law, the Parties shall negotiate in good faith a replacement provision that is commercially equivalent, to the maximum extent permitted by applicable law, to such invalid or unenforceable provision. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement.

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8.5	This Agreement, together with all Exhibits attached hereto, constitutes the entire agreement between the Parties, and supersedes all prior agreements, understandings and communications between the Parties, with respect to the subject matter hereof. No modification or amendment of this Agreement shall be binding upon the Parties unless in writing and executed by the duly authorized representative of each of the Parties. This provision shall also apply to any change of this Section 8.5.

8.6	The failure by either Party to assert any of its rights hereunder shall not be deemed to constitute a waiver by that Party of its right thereafter to enforce each and every provision of this Agreement in accordance with its terms.

8.7	Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other Party, except that a Party may make such an assignment or transfer without the other Party’s consent (i) to the assigning Party’s Affiliates or (ii) to the successor to all or substantially all of the business or assets of such Party to which this Agreement relates (whether by merger, sale of stock, sale of assets or other transaction). Any permitted assignment will be binding on the successors of the assigning Party. Any assignment or attempted assignment by either Party in violation of the terms of this Section 8.7 will be null and void.

Exhibits:

Exhibit 1.9 Licensed Know How

Exhibit 1.10 List of Licensed Patent Rights

Exhibit 6.1 List of objections and third party rights to the Licensed Patent Rights

***** signature page follows *****

Panoptes – 4SC License Agreement	Page 13 of 18

Panoptes Pharma Ges. m. b. H. in Gründung	4SC Discovery GmbH

/s/ Dr. Franz Obermayr	/s/ Dr. Stefan Strobl
By: Dr. Franz Obermayr	By: Dr. Stefan Strobl
Title: CEO	Title: Managing Director

/s/ Dr. Stefan Sperl	/s/ Dr. Daniel Vitt
By: Dr. Stefan Sperl	By: Dr. Daniel Vitt
Title: COO	Title: Managing Director

Panoptes – 4SC License Agreement	Page 14 of 18

Exhibit 1.9: Licensed Know How

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Panoptes – 4SC License Agreement	Page 15 of 18

Exhibit 1.10 List of Licensed Patent Rights

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Country	Application No.	Patent No.	4SC Ref	Boehmert Ref
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
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Panoptes – 4SC License Agreement	Page 16 of 18

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Country	Application No.	Patent No.	4SC Ref	Boehmert Ref
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Panoptes – 4SC License Agreement	Page 17 of 18

Exhibit 6.1 List of objections and third party rights to the Licensed Patent Rights

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Panoptes – 4SC License Agreement	Page 18 of 18